Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Coda Octopus Group, Inc. (the “Company”) on Form 10-K/A for the year ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Annmarie Gayle, Chief Executive Officer, and I, Gayle Jardine, Interim Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Annmarie Gayle	/s/ Gayle Jardine
Chief Executive Officer	Interim Chief Financial Officer

Date: February 26, 2026	Date: February 26, 2026